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                                                                    EXHIBIT 10.1

              AMENDMENT NO. 1 TO SETTLEMENT AND RELEASE AGREEMENT


     THIS AMENDMENT NO. 1 TO SETTLEMENT AND RELEASE AGREEMENT (the "Amendment") dated as of October 22, 1999 by and among HARRY'S FARMERS MARKET, INC., a Georgia corporation ("HFMI"), MARTHASVILLE TRADING COMPANY, INC., a Georgia corporation ("Marthasville"), KARALEA, INC., a Georgia corporation ("Karalea"), HARRY BLAZER, an individual ("Blazer" Blazer, HFMI, Marthasville and Karalea are sometimes collectively referred to as the "HFMI Parties"), PROGRESSIVE FOOD CONCEPTS, INC. (formerly known as HFMI Acquisition Corporation), a Delaware corporation and a debtor in possession in the bankruptcy cases described below ("PFCI") and BOSTON CHICKEN, INC., a Delaware corporation and a debtor in possession in the bankruptcy cases described below ("BCI"; BCI and PFCI are sometimes collectively referred to as the "BCI Parties").

                                    Recitals

1. The BCI Parties and the HFMI Parties entered into that certain Settlement and Release Agreement dated as of September 2, 1999 (the "Settlement Agreement"; all capitalized terms not otherwise defined herein shall have the meanings set forth in the Settlement Agreement).

2. The BCI Parties and the HFMI Parties have each agreed to (i) extend the date by which the Closing can occur to November 30, 1999 (unless otherwise further extended as set forth below) and (ii) modify certain of the other terms thereof, as provided for herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

     Section 1.  Amendments.
                 ----------

     (a) The Settlement Agreement is hereby amended by deleting Section 2(a) in its entirety and inserting in lieu thereof the following:

          "(a)  Closing.  The closing of the settlement referenced herein (the
                -------
     "Closing") shall take place at the offices of Alston & Bird, Atlanta, Georgia or at such other place as is mutually agreeable to the parties. Unless the parties hereto shall mutually agree, the Closing shall occur on or before November 30, 1999."

     (b) The Settlement Agreement is hereby amended by deleting Section 2(b)(v) in its entirety and inserting in lieu thereof the following:

          "(v) that certain Order Approving Compromise and Settlement with Harry's Farmers Market, Inc. (the "Order") previously entered on the docket of the Case [DE 1140] on or about August 26, 1999 shall be final and non-appealable, unless the HFMI Parties shall elect to waive this condition. For the purposes of this Agreement, "final and non-appealable" shall mean that either (a) no appeal of the Order has been filed within the time period specified by Rule 8002(a), Federal Rules of Bankruptcy Procedure, (b) in the event a timely appeal has been filed, the effectiveness of the Order has not been stayed in accordance with Rule 8005, Federal Rules of Bankruptcy Procedure, or (c) in the event the Order was stayed pending appeal, such stay has been terminated by subsequent court order."

     (c) The Settlement Agreement is hereby amended by adding the following new
Section 2(b)(vii) to the end of Section 2(b):

          "(vii) the Bankruptcy Court's written order, in substantially the form attached as hereto as Exhibit A-1, approving the terms of this Amendment shall have been entered on the docket in the Case (the "Amendment Order") and, unless otherwise waived by the HFMI Parties, shall have become final and non-appealable."

     Section 3.  Benefits of Orders.
                 ------------------

     Each reference to the Settlement Agreement in any the Order or the Amendment Order shall be deemed to be a reference to the Settlement Agreement as amended by this Amendment, and as the Settlement Agreement may from time to time be further amended, supplemented, restated or otherwise modified in the future by one or more other written amendments or supplemental or modification agreements entered into pursuant to the applicable provisions thereof.

     Section 4.  Conditions to Effectiveness of Amendment.  The effectiveness of
                 ----------------------------------------
this Amendment is subject to the condition precedent that each of the following be received by each party, each of which shall be satisfactory in form and substance to such party:

     (a) this Amendment executed by each of the parties hereto; and

     (b) the Amendment Order shall have been entered on the docket in the Case (the "Amendment Order").

     Section 5.  BCI Parties' Representations. Each of the BCI Parties hereby
                 ----------------------------
represents and warrants to the HFMI Parties as follows:

     (a) Each of the BCI Parties is duly organized, and is a validly existing corporation, in good standing under the laws of the jurisdiction of its formation. The execution, delivery and performance of this Amendment and the other documents contemplated hereby are within each of the BCI Parties' powers, have been duly authorized by all necessary action and do not contravene, or result in a default under, any of its charter documents or any law, agreement or other obligation to which it is subject.

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     (b) This Amendment has been duly and validly executed and delivered by each of the BCI Parties, is the legal, valid and binding obligation of each of the BCI Parties, enforceable against each of the BCI Parties in accordance with its terms. No registration with, notice to, consent or approval of, or any other action by, any governmental authority or other person is required in connection with the execution, delivery and performance of this Amendment by each of the BCI Parties other than the approval of the Bankruptcy Court.

     (c) The BCI Parties have duly noticed the motion seeking approval of the Court of this Amendment, including, without limitation, providing notice of the motion to all parties which have liens, claims or other encumbrances against the Loan Documents, the IP Documents, the Consulting Agreement and the Warrants.

     Section 6. HFMI's Representations. HFMI hereby represents and warrants to
                ----------------------
each of the BCI Entities as follows:

     (a) HFMI is duly organized, and is a validly existing corporation, in good standing under the laws of the jurisdiction of its formation. The execution, delivery and performance of this Amendment and the other documents contemplated hereby are within HFMI's powers, have been duly authorized by all necessary action and do not contravene, or result in a default under, any of its charter documents or any law, agreement or other obligation to which it is subject.

     (b) This Amendment has been duly and validly executed and delivered by HFMI, is the legal, valid and binding obligation of HFMI, enforceable against HFMI in accordance with its terms. No registration with, notice to, consent or approval of, or any other action by, any governmental authority or other person is required in connection with the execution, delivery and performance of this Amendment by HFMI, other than the consent of its senior lender.

     Section 7.  Reaffirmation.  Each party hereby repeats and reaffirms all
                 -------------
obligations as of the date hereof under the Settlement Agreement.

     Section 8.  Effect.   Except as expressly herein amended, the terms and
                 ------
conditions of the Settlement Agreement shall remain in full force and effect.

     Section 9.  Survival of Agreement.  All agreements, representations and
                 ---------------------
warranties made herein shall survive the execution and delivery of this Amendment.

     Section 10.  Amendments.  This Amendment may not be amended except in
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writing signed by all of the parties hereto.

     Section 11.  Severability.  In case any provision of this Amendment shall
                  ------------
be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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     Section 12.  Review of Documents.  Each of the parties hereto acknowledges
                  -------------------
that, prior to the execution and delivery of this Amendment, it has had the opportunity to review and ask questions regarding this Agreement and the other documents and instruments referred to herein and to discuss the same and this Amendment with its counsel.

     Section 13. Headings Descriptive; Entire Agreement.  The headings of the
                 --------------------------------------
several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. This Amendment, and the agreements and documents required to be delivered pursuant to the terms of this Amendment constitute the entire agreement among the parties hereto and thereto regarding the subject matters hereof and thereof and supersede all prior agreements, representations and understandings related to such subject matters.

     Section 14.  Counterparts.   This Amendment may be executed in any number
                  ------------
of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties.

     Section 15.  Choice of Law.  This Amendment shall be construed and enforced
                  -------------
in accordance with and subject to the substantive laws of the State of Georgia.

     Section 16.  Successors and Assigns.  Each reference herein to any party
                  ----------------------
shall be deemed to include such parties' successors and assigns including any trustee appointed in the Case; provided, however, no party may assign or
                               --------  -------
transfer its obligations hereunder to any person or entity.


                         [Signatures on Following Page]

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     IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Amendment No. 1 to Settlement and Release Agreement as of the date and year first written above.

BOSTON CHICKEN, INC, as debtor                          PROGRESSIVE FOOD CONCEPTS,
and debtor in possession                                INC., as debtor and debtor in possession

By: /s/ Amy S. Powers                                   By: /s/ Amy S. Powers
    ---------------------------------                       -------------------------------------
Name: Amy S. Powers                                     Name: Amy S. Powers
      -------------------------------                         -----------------------------------
Title: Sr. Vice President                               Title: Sr. Vice President
       ------------------------------                          ----------------------------------


HARRY'S FARMERS MARKET, INC.                            KARALEA, INC.

By: /s/ Harry Blazer                                    By: /s/ Harry Blazer
    ---------------------------------                       -------------------------------------
Name: Harry Blazer                                      Name: Harry Blazer
      -------------------------------                         -----------------------------------
Title: President                                        Title: President
       ------------------------------                          ----------------------------------


MARTHASVILLE TRADING COMPANY, INC.

By: /s/ Harry Blazer                                    /s/ Harry Blazer
    ---------------------------------                   -----------------------------------------
Name: Harry Blazer                                      HARRY BLAZER, individually
      -------------------------------
Title: President
       ------------------------------

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